UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 13, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                           94-3240473
 ---------------------------                               ---------------
(State or other Jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)


  100 Pine Street
  Suite 2450
  San Francisco, California                                      94111
  --------------------------------------                        --------
  (Address of principal executive office)                      (zip code)


                                 (415) 288-9575
               --------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 12, 2006, Capital Alliance Income Trust, Ltd. ("CAIT") received a notice of noncompliance from the American Stock Exchange for not having enough independent directors on its Board. The notice was dated July 11, 2006 and the listing requirement cited was Section 121(B)(2)(a) which requires the Small Business Issuers maintain a Board of Directors of at least 50% independent directors. The action that will bring CAIT into compliance with the Exchange's requirements is attached as Exhibit 99.1. Attached as Exhibit 99.2 is CAIT's press release dated July 13, 2006, listing its noncompliance.

Exhibit 99.1

The registrant is aware of material noncompliance with the requirement of
Section 121(B)(2)(a) regarding the composition of the Board of Directors for Small Business Issuers. The American Stock Exchange requires the Board of Directors be comprised of at least at least 50% independent directors pursuant to Section 121(B)(2)(a) of the Amex Company Guide.

The registrant has until September 11, 2006 to cure the registrant's noncompliance and expects to announce the appointment of an independent director prior to that deadline. This will bring the registrant into compliance with the Exchange.


Exhibit 99.2
Press release

               CAPITAL ALLIANCE INCOME TRUST LTD. RECEIVES NOTICE
                OF NONCOMPLIANCE WITH AN AMEX LISTING REQUIREMENT

SAN FRANCISCO - (BUSINESS WIRE) - July 13, 2006 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX:CAA-News) a residential mortgage REIT, has received a Warning Letter from the American Stock Exchange ("Exchange") of noncompliance with the Exchange's continued listing requirements. The previously reported, June 21, 2006 resignation of a CAIT independent director, has reduced the number of independent directors serving on CAIT's Board of Directors to one less than the Exchange's requirement. Section 121 (B) (2) (a) of the Exchange's listing qualifications requires that CAIT maintain a Board of Directors of at least 50% independent directors.

The Exchange has allowed CAIT until September 11, 2006 to satisfy its independent director requirement. CAIT is addressing this requirement and expects to announce the appointment of another independent director prior to September 11, 2006

CAIT is a specialty residential lender, which invests in conforming and high yielding, non-conforming residential mortgage loans on one-to-four unit residential properties located primarily in California. Only residential loans with a combined loan-to-value of 75% or less are originated for CAIT's mortgage investment portfolio.

This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unforeseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations for fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.


Contact:    Capital Alliance Income Trust Ltd., San Francisco
            Richard J. Wrensen, EVP & CFO - 415/288-9575
            Rwrensen@calliance.com
            www.calliance.com

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust



Dated: July 13, 2006                             By:  /s/ Richard Wrensen
                                                      -----------------------
                                                      Richard J. Wrensen,
                                                      Chief Financial Officer